Exhibit 99.2

First Communications®

Investor Presentation

September 22, 2008

Certain statements made in this presentation regarding the proposed merger between Renaissance Acquisition Corp. (“Renaissance” or “RAK”) and First Communications, Inc. (“First Communications”, “FCI” or the “Company”), and any other statements regarding the parties’ future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934.

This presentation includes certain forward-looking statements, estimates and projections with respect to the Company’s anticipated future performance.  Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements.  Forward-looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “potential,” “intend” or similar expressions.  These statements include, among others, statements regarding the Company’s expected business outlook, anticipated financial and operating results, business strategy and means to implement the strategy, objectives, the amount and timing of capital expenditures, the likelihood of its success in building its business, financing plans, budgets, working capital needs and sources of liquidity. Forward-looking statements, estimates and projections are not guarantees of performance.  These statements are based on our management’s beliefs and assumptions, which in turn are based on currently available information.  These assumptions may prove to be inaccurate.  Forward-looking statements, estimates and projections also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement, estimate or projection.  Many of these risks and uncertainties are beyond the Company’s ability to control or predict and the realization of any of them could have a material adverse effect on the Company’s business, financial condition, results of operations and liquidity.

A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. For First Communications, these risks and uncertainties include, but are not limited to its ability to successfully consummate the acquisition of Globalcom, to integrate the Globalcom business and to realize the expected synergies and benefits of the transaction; First Communications’ ability to remain competitive in its business; its ability to maintain its relationships with local exchange carriers and with its customers; its ability to remain competitive with respect to both its services and its prices, in particular, in a consolidating industry; First Communications’ ability to service its debt and to raise capital if necessary; system disruptions; the ability to retain management and key personnel, and others. For RAK, factors include, but are not limited to: the successful combination of RAK with First Communications' business, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction. Additional information on these and other factors that may cause actual results and RAK’s performance to differ materially is included in the RAK’s periodic reports filed with the Securities Exchange Commission (“SEC”), including but not limited to RAK’s Form 10-K for the year ended December 31, 2007 and subsequent Form 10-Q. Copies may be obtained by contacting RAK or the SEC. RAK and First Communications caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. RAK and First Communications do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstance on which any such statement is based, except as required by law.

Renaissance intends to file with the SEC a registration statement, which will contain a prospectus relating to the securities Renaissance intends to issue in the acquisition, and a preliminary proxy statement in connection with the proposed acquisition and to mail a definitive proxy statement and other relevant documents to Renaissance stockholders. Stockholders of Renaissance and other interested persons are advised to read, when available, Renaissance’s preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with Renaissance’s solicitation of proxies for the special meeting to be held to approve the acquisition because these proxy statements will contain important information about First Communications, RAK and the proposed acquisition. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC's Internet site at www.sec.gov or by directing a request to: Renaissance Acquisition Corp., 50 East Sample Road, Suite 400, Pompano Beach, FL 33064, telephone (954) 784-3031. The proxy statements or applicable parts of such statements may also be notified to the public in accordance with the AIM Rules.

Renaissance and its directors and officers may be deemed participants in the solicitation of proxies from RAK’s stockholders. A list of the names of those directors and officers and descriptions of their interests in Renaissance is contained in its prospectus dated January 29, 2007, which is filed with the SEC, and will also be contained in RAK’s proxy statement when it becomes available. RAK’s stockholders may obtain additional information about the interests of RAK directors and officers in the acquisition by reading RAK’s proxy statement when it becomes available.

1

Executive Summary

First Communications, Inc. ("FCI" or the "Company") Represents a Unique Opportunity to Invest in a Rapidly Growing Communications Company

- FCI provides a compelling growth story with significant upside potential
  - A leading competitive local exchange carrier ("CLEC") that provides communications and data services to underserved small and medium sized enterprises ("SMEs") in the Midwest
  - Significant upside in the underutilized wireless tower assets and development rights which were recently acquired
  - Fragmented industry going through a growing consolidation
  - Management team experienced in acquiring and integrating synergistic businesses
- FCI is currently listed on the Alternative Investment Market ("AIM") of the London Stock Exchange and is seeking to access the US public equity markets through a proposed merger with Renaissance Acquisition Corp. ("Renaissance" or "RAK") (AMEX: RAK)
  - Renaissance is a special purpose acquisition corporation that raised $107 million in its January 2007 IPO
  - Renaissance will be the surviving company and will be renamed "First Communications, Inc."
  - Pro forma for the transaction, FCI is expected to have $78.2 million of cash to fund organic growth and near-term acquisition opportunities that are core to the Company's business strategy

2

First Communications® Be heard.

Transaction Overview

The Proposed Transaction Provides an Attractive Value to RAK Shareholders, Significant Upside to All Shareholders Upon the Achievement of Certain Milestones, and Has a Compelling Strategic Rationale

- FCI's common stockholders and warrant holders are receiving ALL stock consideration
  - 18.46 million shares of RAK up front – 0.57361 shares of RAK per FCI share ($3.39 at RAK's trust value)(1)
  - Ability to earn up to 19.45 million additional shares based on performance hurdles(2)
- RAK's sponsors have committed to bid for an additional $12 million in Renaissance stock at the existing trust value per share(1)
- FCI will emerge from the transaction with approximately $78.2 million in cash and a liquid public currency to pursue the Company's business plan
  - Allows the Company to fund organic growth and take advantage of significant near-term strategic acquisition opportunities
  - Simplifies the balance sheet and improves the Company's overall liquidity position
  - Creates a higher profile as a US listed public company, which will improve the transparency for institutional investors and customers
  - Permits the Company to incent, retain and attract key employees as it grows
  - Provides greater trading liquidity and access to capital as a US listed company
  - Merger with SPAC decreases business disruption and minimizes the market risk of a traditional IPO process
- The proposed transaction has been approved by 91% of the existing FCI shareholders

(1) $5.917 trust value per share as of September 18, 2008. All trust account proceeds are held in a money market fund invested solely in U.S. Treasury securities.
(2) Ability to earn additional 9.95 million shares upon reaching annualized adjusted EBITDA target of $50.0 million in any quarter prior to June 30, 2011 and an additional 9.5 million shares if RAK shares trade at $8.50 for 20 out of 30 trading days prior to January 28, 2011.

3

First Communications® Be heard.

Attractive Valuation

A Sum-of-the-Parts Analysis for FCI Implies Values Which are Substantially Higher Than RAK's Current Trust Value per Share

- Valuation does not reflect the significant potential of the tower operations, fiber assets and near-term acquisitions

Segment	2008E EBITDA (1)	Comparable Company Multiples on 2008E EBITDA (2) Low	High	Implied Enterprise Value Low	High
CLEC / Fiber	$ 35.6	7.3x	8.3x	$ 260.2	$ 295.9
Tower	6.5	18.9x	19.9x	122.9	129.4
Total	**$ 42.1**			**$ 383.1**	**$ 425.2**
Less: Pro Forma Net Debt				(40.0)	(40.0)
Implied Market Value				**$ 343.1**	**$ 385.2**
Pro Forma Fully Diluted Shares Outstanding (millions) (3)				50.39	52.55
Implied Value Per RAK Share				**$ 6.81**	**$ 7.33**
Premium to Current RAK Trust Value (4)				**15.1%**	**23.9%**

- At $6.00 per share, given different trading values for the tower business, the implied CLEC / Fiber trading multiple is approximately 5.5x(5)

Implied CLEC / Fiber Valuation at $6.00 per Share		
2008E Tower Multiple	Implied CLEC / Fiber Valuation	Implied CLEC / Fiber Trading Multiple
18.0x	$ 200.7	5.6x
19.0x	$ 194.2	5.4x
20.0x	$ 187.7	5.3x

(1) Source: Management estimates.
(2) Selected multiple range for CLEC/Fiber segment based on .5x above and below the mean of comparables CBEY, GLBC, LVLT, PAET and TWTC. Selected multiple range for tower segment based on .5x above and below the mean of comparables AMT, CCI and SBAC.
(3) Fully diluted shares are calculated using the treasury stock method.
(4) Trust value per share as of September 18, 2008 is $5.917.
(5) Assumes 46.3 million fully diluted shares outstanding at $6.00 per share, $40.0 million in net debt and the EBITDA results above.

4

First Communications Be heard.

First Communications Overview

FCI is a Leading Provider of Voice and Data Solutions to Small and Medium Sized Enterprises and Residential Customers in the Midwest

- Offers a comprehensive suite of services including local, switched and dedicated long-distance, Internet access, dedicated data, T-1 lines, mobile phone and email services, managed virtual private network (VPN) and web hosting services
  - Business Services (73% of LTM Revenues): voice and data services to over 39,000 enterprise and carrier customers(2)
  - Legacy Residential Services (23% of LTM Revenues): local, long distance and DSL to over 175,000 customers
  - Towers (4% of LTM Revenues): site leasing and management and network deployment services for wireless carriers
- Owned facilities-based network/fiber and switches
  - Breadth and flexibility to address the comprehensive demands of target SME customers
  - Current technology platform (IP-based) that facilitates:
    - Development of next generation services
    - More cost-effective provisioning of services
    - Enhanced network performance and reliability
  - Provides significant strategic and cost advantages
- Valuable wireless tower assets
  - Purchased in March 2008 - largely untapped, providing significant value creation opportunity
  - 327 towers now with potential for thousands more

Historical and Projected Revenues
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$77.3
$107.1
$141.0
$210.1
$215.3
2005
2006
2007 (1)
PF LTM(2) 6/30/08
PF 2008E(2)

Historical and Projected EBITDA and % Margin
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
6.5%
9.5%
10.2%
16.5%
19.6%
$5.0
$10.2
$14.4
$34.8
$42.1
2005
2006
2007 (1)
PF LTM(2) 6/30/08
PF 2008E(2)

(1) Pro forma results give effect to the Acceris acquisition as if the closing had occurred on Jan 1, 2007.
(2) Pro forma results give effect to the FE Telecom and Globalcom acquisitions as if the closings had occurred on the first day of the twelve month period.

5

First Communications® Be heard.

Compelling Growth Proposition

Exploit Underserved SME Market	■ SME customers will account for approximately 30% of the $242 billion US communication market in 2008[(1)] and continues to grow ■ Historically has been underserved by the Regional Bell Operating Companies ("RBOCs"): AT&T, Qwest, and Verizon ■ FCI's proactive customer service approach results in high customer retention ■ Migration to newer IP-based technology is facilitating growth ■ Stable regulatory outlook
Leverage Network and Operational Infrastructure	■ Network comprised of over 3,800[(2)] route miles of fiber ■ Continue customer migration to higher margin, fully integrated services on FCI's network ("On-net") ■ Continue to add services and technologies to meet increasingly comprehensive customer needs ■ Integrated solutions provide cost-effective way to increase network utilization and annual revenue per unit ("ARPU") while decreasing churn and customer acquisition costs
Leverage Significant Undeveloped Tower Infrastructure	■ Currently operates 327 wireless towers that support 391 wireless tenants ■ Access to more than 36,000 square miles of territory with 12,000 miles of transmission line towers, radio towers, monopoles, distribution poles, rights of way, buildings, and more ■ Significant incremental value potential to FCI based on comparable public trading metrics of $750k per tower
Pursue Strategic Acquisitions	■ Fragmented US market continues to consolidate ■ Significant value creation available through acquisitions that serve similar markets, customers and products and services

(1) Source: Gartner Dataquest Market Statistics: Industry Market Strategies by Vertical Industry.
(2) Pro forma for the acquisition of Globalcom.

6

First Communications® Be heard.

Strong Management Team

Experienced and Proven Senior Management Team with Over 70 Years of Collective Experience in the Communications Industry and Extensive Knowledge of Local Markets

Ray Hexamer
Chief Executive Officer

- Joined First Communications in January 2005
- Previously President and General Manager of WHBC Radio
- Recognized by Radio Ink Magazine as one of the top five-presidents/general managers nationally in 2002 and top seven in 2003

Richard Buyens
President

- Joined First Communications in May 2008
- Served as Executive Vice President, Sales of McLeodUSA Inc. for 5 years
- Spent 18 years in various senior management positions in sales, marketing and finance with AT&T business services, including head of AT&T's Eastern Region Sales organization and Chief Financial Officer for AT&T's Commercial Markets
- As Mid Segment Marketing VP at AT&T, he redesigned the SME distribution strategy and re-engineered a 7,000 person sales force to support a $7 billion business

Joe Morris
Chief Operating Officer & Chief Financial Officer

- Joined First Communications in 1998
- Held leadership positions in every department of First Communications during 10 year history with the Company
- Previously served as an attorney with Roetzel & Andress with a practice focused on public, corporate and international law
- Lead participant for First Communications in the identification, negotiation and integration of the eight acquisitions completed by First Communications since 2004

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REDIAL
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Company Overview

8

First Communications® Be heard.

Wireline Market Opportunity Is Impressive

CLEC Revenues are Estimated to Grow From $36.8bn to $41.8bn Between 2007 and 2010[(1)]
Creating a Large Amount of Available Market Share

Underserved SME Market	■ Larger incumbent communications providers offer poor alternatives and customer experiences in the SME market ■ Technological changes and an increasingly mobile work place have expanded the target market as more companies look to competitive alternatives to the RBOCs
Industry Consolidation	■ Fragmented US telecom market continues to consolidate ■ Need to rationalize cost structures and improve operating leverage ■ Increasing number of complementary assets available
Growth in Converged Services	■ Convergence of voice, data and video is being driven by technological change and creating significant improvements in operating margins ■ Opportunity for CLECs to offer bundled products, thereby improving ARPU and increasing customer retention
Technological Change	■ Migration to IP-based technology ■ Use of single data network reduces costs ■ New technologies provide competitive carriers with more robust, cost-effective ways to deliver services
Increasing Need for Bandwidth	■ Consumer and enterprise broadband access revenues are expected to increase approximately 18% from 2007 to 2008[(2)]

(1) Competitive Carrier Report 2007: The CLEC Report (New Paradigm Resources Group, 2007).
(2) Gartner Dataquest Market Statistics: Forecast: Consumer Fixed Voice, Internet and Broadband Services, North America, 2006-2012.

9

First Communications Business Evolution

FCI has Effectively Executed its Business Strategy and Vision

Enterprise Value

- July 2006 - Acceris I Acquisition
- February 2007 - Acceris II Acquisition
- July 2007 - Xtension Acquisition / IPO on AIM
- March 2008 - FE Telecom Acquisition
- October 2008 - Globalcom Acquisition(1)

Legacy FCI

- Plain Old Telephone Service (POTS)
- Resold services
- Regulatory exposure
- Limited services provided on the Company's own network ("Off-net")
- Legacy network technologies and products
- Month-to-month customer contracts
- No product development

FCI Today

- 1-3 year contracts
- High bandwidth, flexible integrated products
- Growing profit with stable revenue
- Increased % of services provided on-net
- Greater than 80% of new sales are being provisioned on-net
- Improving retention and customer loyalty
- IP enabled solutions

FCI Future

- High bandwidth integrated offerings with value added services
- Dominant player in Midwest–brand awareness
- Higher margin density across the footprint
- 90%+ On-net revenue
- Improved customer retention
- Market consolidation
- Product innovation
- Wireless tower expansion
- Acquire strategically

(1) Anticipated to close October 2008.

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Extensive Operating Footprint

FCI's Owned Network Helps Differentiate its Offering and Enables it to Deliver a Comprehensive Solution to its Customers at Very Attractive Economics

Grand Rapids
Southfield
Lansing
Detroit
Chicago
Toledo
Cleveland
Akron
Fort Wayne
Indianapolis
Dayton
Columbus
Cincinnati
Erie
Buffalo
Syracuse
Binghamton
Allentown
New York
Philadelphia
Atlantic City
Pittsburgh
York
Baltimore
Washington
D.C.
Metro Rings
Fiber Network
Current Switch
Towers

Key Operating Data[1]	
Total Customers	215,000
Business Customers	39,000
Residential Customers	175,000
Wireless Tower Tenants	391
Wireless Towers	327
Collocations	106
Route Miles of Metro and Long Haul Fiber	3,800
Employees	370
Markets	19
Class 4/5 Switches	3
Regional Switching Centers	5
IP Soft Switches	2

(1) Data presented is pro forma for the acquisition of Globalcom.

11

Revenue by Customer Type and Platform

FCI is Realizing the Benefits of its Focus on Higher Margin Business Customers and On-Net Revenue

LTM 6/30/08 Revenue by Customer Type(1)

4.1%
22.7%
73.2%
Tower
Business
Residential

LTM 6/30/08 Revenue by Platform(1)

50.4%
49.6%
On-Net Revenue
Off-Net Revenue

On-Net Revenue as a Percentage of Total Revenue

50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
34.0%
39.9%
49.6%
2006(2)
2007(2)
PF LTM6/30/2008(1)

(1) Pro forma for FE Telecom and Globalcom acquisitions.
(2) Pro forma for the acquisitions of Acceris, Xtension and FE Telecom.

12

First Communications® Be heard.

Full Suite of Service Offerings

FCI Offers a Comprehensive Suite of Products that Provide End-to-End Solutions that Address the Evolving Communication Needs of the SME market… its Target Customers

Voice Services

- Local, regional, domestic and international services
- T-1 and PRI services
- Private line
- Voicemail
- Caller identification
- Call waiting
- Conference calling

Data Services

- Dedicated internet T-1 access
- Dial-up, ADSL and SDSL internet access
- Fixed wireless internet access
- Frame relay
- Voice Over IP (VoIP)
- Collocation

Primary SME Product

- Bundled offerings under Achieve branding
- Application design
- Call bundles
- Online account management
- Data features (Web hosting, email, data storage)
- Mobility (BlackBerry®, modems, cell phones)

Fiber Network Services

- Dark fiber (existing fiber)
- Private build (new construction)
- Collocation (regen sites for dark fiber)
- Broadband

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SME Market

The Company's Target SME Market is Large and Growing

Small Business Market(1)

- The U.S. has approximately 26 million small employers
- Small businesses represent 99.7% of employer firms
- Pay more than 45% of total US payroll
- Have generated 60-80% of net new jobs annually
- Small business drives the US economy

Small Business Telecom and Data Needs(1)

- Professional expertise / IT staff
- A way to manage multiple vendors
- Advanced services which are common to larger businesses
- Security, disaster recovery and data backup

FCI's Primary Market(2)	
Ohio	920,500
Michigan	849,500
Illinois	1,121,300

(1) Source: U.S. Small Business Administration & NFIB Small Business Problems and Priorities June 2008.
(2) Number of small businesses.

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Annual Revenue per Unit Increase

The Company's Recently Launched Essential T-1 Bundled Services Package is Increasing ARPU and Contribution Margins

600
500
400
300
200
100
0
LTM Before New Product Launch
April
May
June
July
August
Phase I Product Launch
Phase II (Achieve) Product Launch
All Circuits
Legacy Commercial Base
Essential T-1

- Over 75% of FCI's product sales are integrated voice and data offerings

15

First Communications® Be heard.

FCI Customer Value Proposition

FCI's Comprehensive Bundled Services Provide Meaningful Savings to SME Customers and Present a Compelling Growth Opportunity for the Company

Recent Customer Example

	Before FCI		Solution
Products and Provider	KEY COMMUNICATIONS INC.	Long Distance	First Communications®
	verizon	Wireless Phones	Essential T-1 with 4 voice lines and 1.54 Mbps of Internet
	TIME WARNER TELECOM Delivering Networks... Empowering Business	Internet Services	**Applications:** Mobility and voice with fax to email
	at&t	Local POTS Lines	
Actual Monthly Spend	**$849**		**$600**

Monthly Savings of $249 - Annual Savings of $2,988

16

First Communications
Be heard.

Attractive Competitive Positioning In the Midwest

The Breadth of the Company's Services and its Focus on Customer Care Position FCI to Provide the SME Market with a Superior Alternative to its Competition

- Midwest regional focus
- Targeting underserved SME market
- Comprehensive suite of solutions
- Superior customer service builds loyalty

integra
TelePacific
Level(3)
TIME WARNER TELECOM
Delivering Networks... Empowering Business
Global Crossing
First Communications
Broadview Networks
PAETEC
XO
one Communications
Cavalier
NUVOX

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Focused Sales and Marketing

Multi-Channel Sales Organization Designed to Maximize Revenue Potential in FCI's Markets

- Significant recent investment in FCI's sales force allows it to exploit the SME market opportunity
- Customer application focus centered around the Achieve product suite
- Direct sales channel
  - 48 account executives targeting business customers
  - Focus on T-1 level voice and data services
- Indirect (agent) sales channel
  - Eight agent managers
  - Maintains over 150 relationships
  - Strong relationships with independent contractors
- Client care group
  - 16 account managers
  - Focus on retaining and upselling key strategic customers

LTM New Sales by Channel(1)

Client Care 12.3%
Indirect Sales 49.8%
Direct Sales 37.9%

(1) For the LTM period ended June 30, 2008, pro forma for the acquisition of Globalcom.

18

First Communications® Be heard.

Superior Customer Service Makes a Difference

FCI's Superior Customer Service is Key to Customer Retention

- Network operating center ("NOC") in Pittsburgh and Cleveland
  - 24 hours per day, 365 days per year
  - NOC engineers and technicians with an average tenure of 8 years with the Company
  - Offers onsite repair and installation services throughout the Company's operating territories
- Two call centers located in San Diego, CA and Akron, OH
  - Additional language support in Spanish, Russian, Hindi and Farsi
- Customer service staff of over 60 with an average tenure of 3.5 years with the Company
- In the past 9 years, over 80% of customer calls answered in less than 30 seconds by live customer care representatives
  - 81.8% for the LTM period ending 6/30/2008
- Single point of contact for all SME customers

19

First Communications® Be heard.

Wireline Business Strategy

Focus on High Margin Customers and Revenue

Leverage Network and Operational Infrastructure

Deliver a Comprehensive Suite of Communications Solutions

Continue Investment in Sales Force

Pursue Strategic Acquisitions

Continue to Increase Recurring Revenue Base and Free Cash Flow

20

First Communications
Be heard.

Mobile Wireless Industry Trends

Dynamic Wireless Landscape and Increased Demand for Coverage and Bandwidth Create a Significant Near-Term Need for Wireless Towers and Supporting Services

Video and Data Applications	■ Wireless usage steadily increasing and requiring more bandwidth as wireless voice, data and video demand explodes
AWS & 700 MHz Auction	■ Additional spectrum to be deployed on an accelerated basis; 3.5 and 4G/LTE to require new networks
New Product Development	■ "Quadruple Play" pressure from cable and satellite companies ■ New unlimited voice and data plans will over burden current wireless network infrastructure
Exploding Wireless Ecosystem	■ Google, Apple, Yahoo, Intel and others all devoting substantial resources to wireless services ■ Business plans of Leap, MetroPCS, Clearwire and Sprint WiMAX all require extensive network builds

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Consumer Behavior Is Driving Future Needs

Increasing Subscriber and Bandwidth Usage are Driving Investments in Network Development

Increase in subscribers and high bandwidth wireless applications drive the need for additional towers

Data services continue to account for a greater proportion of spectrum use; 20x voice capacity

Over $30 billion purchase of spectrum in the AWS & 700 MHz auction will drive additional investment in wireless infrastructure

3G and 4G network deployment and the growth of next generation services will be a key driver of additional growth in the tower industry

Subscriber Growth & Wireless Penetration

300,000
270,000
240,000
210,000
180,000
150,000
120,000
90,000
60,000
30,000
0
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
2002
2003
2004
2005
2006
2007
2008E
2009E
2010E
Ending Subscribers (LH Scale)
%Penetration (RH Scale)

Growing Wireless Usage

350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
1100
900
700
500
300
100
-100
2004
2005
2006
2007
2008E
2009E
2010E
Minutes (LH Scale)
MOUs (RH Scale)

WiMAX Subscriber Forecast (in 000's)

40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2006
2007
2008E
2009E
2010E
2011E

Data Revenue Growth

Wireless Data Revenue ($bn)
$20.0
$15.0
$10.0
$5.0
$0.0
2004
2010E

Source: Wall Street Research.

23

First Communications® Be heard.

Growing Network Investment Increases Demand for Wireless Towers

Significant Near-Term Capital Investment to Support the New Spectrum Initiatives

Carrier	Buildout
T-Mobile	$2.7 billion on nationwide rollout of 3G network
Sprint Nextel	$1.0 billion in 2007 on nationwide rollout of 4G network; $1.5 to $2.0 billion in 2008
MetroPCS	Significant network expansion due to winning bids in AWS auction totaling $1.4 billion (covering 144 million POPs)
Leap Wireless	Significant network expansion due to winning bids in AWS auction totaling $1.0 billion (covering 175 million POPs)
Clearwire	$3.2 billion secured to roll out nationwide WiMax network
Cingular	Continued expansion due to organic voice and data growth
Verizon Wireless	Continued expansion due to organic voice and data growth
SpectrumCo	Winning bids in AWS auction totaling $2.4 billion worth of spectrum assets, allowing cable providers to offer wireless services in partnership with Sprint

U.S. Cell Site Market

Number of Sites
240,000
220,000
200,000
180,000
160,000
140,000
120,000
100,000
2003
2004
2005
2006
2007
2008
# of Sites

Source: CTIA, FCC, Wall Street Research.

24

First Communications® Be heard.

FCI's Wireless Tower Assets

Exploding Demand Drives Significant Cash Flow and Value Potential for FCI's Wireless Tower Assets

- Wireless infrastructure purchased from FirstEnergy in March 2008 – under-utilized
- 327 operational towers
- High quality towers – primarily transmission towers
- 391 wireless tenants
- Average tenants of 1.2 – below industry average of 2.1
  - Significant tower capacity creates attractive cash flow potential as towers get leased up
- Access to over 36,000 square miles of territory with 12,000 miles of transmission line towers, radio towers, monopoles, distribution poles, and rights of way
- Significant incremental value potential to FCI based on comparable public trading metrics of $750k per tower
- Substantial expansion opportunity with very limited capex

Operating Footprint

Toledo
Akron
York

Tower Portfolio by Height(1)

300+ ft
5.4%
200-299 ft
6.3%
0-99 ft
13.4%
150-199 ft
29.5%
100-149 ft
45.5%

Tower Portfolio by Structure

Roof Top
1.8%
Other
6.4%
Distribution Pole
8.0%
Monopole
13.1%
Lattice Radio
Tower
15.0%
Transmission
Tower
55.7%

(1) Based on a sampling of 112 towers.

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FCI's Wireless Tenants

FCI's Wireless Tower Assets are Well-Positioned to Address the Needs of Wireless Carriers

- 85% of revenues from investment-grade tenants, 91% from wireless telephony tenants
- Anchored by Sprint, AT&T, T-Mobile and Verizon

Top Tenants

	Corporate Credit Rating (Moody's / S&P / Fitch)	% of Total Tenants	2007 Revenue ($mm)	% of Total Revenue
Sprint	Baa3 / BB / BBB	27%	2.4	32%
AT&T	A2 / A / A-	24%	1.6	21%
T-Mobile	A2 / A / A	20%	1.3	17%
Verizon Wireless	A3 / A / A+	12%	0.8	11%
Other	NA	17%	1.4	19%
Total		**100%**	**7.5**	**100%**

Tenants Overview

Other
15%
Investment Grade
85%

Other
9%
Wireless
Telephony
91%

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Wireless Tower Business Strategy

Leverage Significant Undeveloped Tower Infrastructure

Focus on Site Leasing Business

Maximizing Use of Tower Capacity

Using Local Presence to Build Strong Relationships with Major Wireless Carriers

↓

Take Advantage of the Significant Need for Wireless Tower Capacity to Increase Tenant Lease Revenue and Tower Cash Flow

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Historical Acquisition Overview

FCI Has Demonstrated A Successful Track Record of Acquiring and Integrating Companies Since 2004

Date	Asset	Transaction Value ($ millions)	Description
Pending[(1)]	Globalcom	$58.5	■ The only independent CLEC in Chicago with fiber assets, offering voice, internet, data, hosting and integrated services to SME customers via a facilities-based network
3/08	FE Telecom	$45.0	■ Provider of communications services including fiber network services, wireless cell site development and other emerging technologies
7/07	Xtension	$23.0	■ Dedicated long-distance service to approximately 100 commercial customers
2/07	Acceris II	$14.6	■ Local and long-distance provider with approximately 127,000 residential and 13,000 commercial customers
7/06	Acceris I	$2.6	■ 250 commercial customers and the Nortel Passport Frame Relay/MPLS network
9/05	CoreComm	$3.9	■ 40,025 residential and 3,881 commercial customers and the CoreComm network
7/05	ACCtion	$0.4	■ 7,300 commercial and residential local, long-distance, voice mail and calling card customers
12/04	SkyLAN®	$0.1	■ Wireless broadband service provider with 170 commercial customers and 100 miles of coverage
5/04	CellNet	$0.1 (earn-out)	■ 530 commercial long-distance, toll free and calling card customers

(1) Expected to close in October 2008.

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Globalcom Acquisition

The Pending Globalcom Acquisition Illustrates Value Creation that Can Be Achieved Through the Company's Acquisition Strategy and the Realization of Synergies

- In July 2008, FCI agreed to purchase all the assets of Globalcom for $58.5 million, representing 3.75x 2008E EBITDA with synergies(1)
  - Transaction pending regulatory approval – expected to close October 2008
- Globalcom operates in the metro Chicago area and has 6,000+ existing SME business customers
  - Strong financial position and operating margins; 2007 annual revenues and EBITDA of $55.9 million and $4.9 million
  - Over 180 fiber miles currently deployed in downtown Chicago, with up to 2,300 fiber miles to be deployed during 2008 and 2009 in Suburban Chicago market
- Strategic rationale
  - Strengthens existing network and extends operating footprint
  - Enhances ability to deliver higher margin products and services, and expands customer base
  - Enables further reduction in transport, LD and access costs
  - Single market profile reduces integration risk

(1) Represents a full year of synergies of approximately $8.3 million.

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Acquisition Strategy

FCI's Acquisition Strategy is Focused on Complementary Assets with High Synergy Potential for Significant Value Creation

Target Complementary Assets	■ SME Customers ■ Assets in or contiguous to FCI's current operating footprint
Defined Value Proposition	■ Undervalued / underperforming assets ■ Significant synergy potential
Accelerate Business Plan	■ Increase market share cost effectively ■ Increase high bandwidth T-1 customers and products ■ Expand products and services as well as management expertise ■ Expand fiber assets
EBITDA and FCF Accretive	■ Increased operating leverage and incremental cash flow margin ■ Defined integration costs and timing ■ Disciplined acquisition and integration effort

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Historical and Projected Financial Data

Revenue

($Millions)
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$77.3
$107.1
$141.0
$210.1
$215.3
2005A
2006A
2007(1)
PF LTM 6/30/08(2)
PF 2008E(2)

Gross Profit and Margins

($Millions)
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
50%
45%
40%
35%
30%
25%
20%
28.6%
30.1%
32.3%
42.0%
44.3%
$22.1
$32.3
$45.5
$88.2
$95.4
2005A
2006A
2007(1)
PF LTM 6/30/08(2)
PF 2008E(2)

EBITDA and Margin

($Millions)
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
25%
20%
15%
10%
5%
0%
6.5%
9.6%
10.2%
16.5%
19.6%
$5.0
$10.2
$14.4
$34.8
$42.1
2005A
2006A
2007(1)
PF LTM 6/30/08(2)
PF 2008E(2)

Free Cash Flow(3)

($Millions)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
15%
12%
9%
6%
3%
0%
5.2%
7.6%
8.5%
11.3%
13.2%
$4.0
$8.1
$12.0
$23.7
$28.3
2005A
2006A
2007(1)
PF LTM 6/30/08(2)
PF 2008E(2)

(1) Pro forma results give effect to the Acceris acquisition as if the closing had occurred on Jan 1, 2007.
(2) Pro forma results give effect to the FE Telecom and Globalcom acquisitions as if the closings had occurred on the first day of the twelve month period.
(3) Free Cash Flow defined as EBITDA less capital expenditures.

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Significant Cash Flow Momentum

- Significant cash flow growth in last 6 months as business plan implemented – continued growth in business and migration of customers to higher margin, on-net revenues (80% of new customers in last quarter on-net)
- In mid 2008, FCI also implemented significant cost savings and revenue enhancements that are expected to contribute an incremental $3.2mm of EBITDA in second half of 2008 ($8 million fully annualized)
  - FTE headcount reduction
  - Negotiated new carrier agreements
  - Reduced co-location space with reduced co-location costs
  - Network grooming

Pro Forma EBITDA[1]

($Thousands)	LTM June 2008	First Half 2008 Annualized	2008E
FCI and FET [2]	$ 20,721	$ 22,762	$ 26,384
Globalcom	4,630	5,904	7,318
Globalcom Non-Recurring Costs From FCI Acquisition [3]	965	965	-
Globalcom Severance Cost	155	155	155
Cost Synergies From Globalcom Acquisition	8,292	8,292	8,292
Pro Forma EBITDA	**$ 34,763**	**$ 38,078**	**$ 42,149**

(1) 2008E results pro forma for the acquisition of FE Telecom and Globalcom as if the closings had occurred on Jan 1, 2008.
(2) Results pro forma for the acquisition of FE Telecom as if the closing had occurred on Jan 1, 2008.
(3) Includes (1) impact from changes in accounting policy which created non-cash timing differences as of June 30, 2008 and (2) cash severance costs of $155.

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Synergies Related to Globalcom

The Company has Identified Significant Quantifiable Cost Savings Related to the Globalcom Acquisition

- $8.3 million of annualized synergies that will implemented in the first year after close – incremental savings expected beyond the first year
- Network optimization represents cost savings results from the elimination and optimization of certain network cost elements
- Headcount reductions represent expected annualized savings resulting from workforce reductions, most of which are anticipated to occur immediately following the closing of the acquisition and the remainder of which are anticipated to occur within a year of the closing
- Other SG&A represents identified and anticipated annualized savings resulting from selling, general and administrative overhead expenses which are redundant in the combined entity

Annualized Cost Synergies *($Thousands)*	
Network Optimization	$ 1,700.3
Executive Salaries	2,300.2
Headcount Reduction	3,426.5
Other SG&A Reductions	865.1
Total Identified Cost Savings	**$ 8,292.1**

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Pro Forma Capitalization

($ millions)

- RAK intends to assume FCI's outstanding debt facilities ($118.3 million estimated outstanding at close)
- Redeem $15.0 million of preferred stock with minimal accrued interest at close
- Net debt at close is expected to be $40.0 million
- Existing FCI shareholders will own at closing approximately 40.8% of the combined company

	6/30/2008	PF Globalcom 6/30/2008	Pro Forma RAK	PF RAK Cum. Lev. (1)	Interest Rate (2)
Cash	$ 2.2	$ 3.9	$ 78.2		
Debt:					
$20.0 million Revolver	$ -	$ 10.0	$ -	**0.0x**	L+375
Term Loan	68.3	118.3	118.3	**2.8x**	L+375
Total Debt	$ 68.3	$ 128.3	$ 118.3		
Net Debt	**$ 66.0**	**$ 124.4**	**$ 40.0**	**1.0x**	
Equity:					
Preferred Equity	$ 15.0	$ 15.0	$ -		
Common Equity	130.4	130.4	303.5		
Total Book Equity	$ 145.4	$ 145.4	$ 303.5		
Equity / Total Capitalization	*68.1%*	*53.1%*	*72.0%*		
Weighted Average Cost of Debt	*6.96%*	*6.96%*	*6.96%*		

(1) Based on FY 2008E EBITDA of $42.1 million, which is pro forma for the FE Telecom and Globalcom acquisitions.
(2) Assumes current LIBOR of 3.21%.

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